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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 31, 2003


                           SALIX PHARMACEUTICALS, LTD.
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             (Exact name of registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)


             000-23265                                     94-3267443
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     (Commission file Number)                      (IRS Employer ID Number)


      8540 Colonnade Center Drive, Suite 501, Raleigh, North Carolina 27615
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code   (919) 862-1000
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Item 5.  Other Events and Regulation FD Disclosure

         Salix Pharmaceuticals, Ltd. issued a press release on March 31, 2003, announcing that it will present at the SunTrust Robinson Humphrey 32/nd/ Annual Institutional Investor Conference in Atlanta, Georgia on Monday, April 7 at 12:50 p.m. ET. A copy of this press release is attached as an exhibit.

Item 7.  Financial Statements and Exhibits

(c) Exhibits

      99.1  Press Release dated March 31, 2003

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      SALIX PHARMACEUTICALS, LTD.



Date: March 31, 2003            By:   /s/ Adam C. Derbyshire
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                                      Adam C. Derbyshire
                                      Vice President and Chief Financial Officer